UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 8, 2022

Angel Oak Mortgage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 8, 2022, Angel Oak Mortgage, Inc. (the “Company”) and its subsidiary (the “Subsidiary”) entered into Amendment No. 7 to Pricing Side Letter (the “PSL Amendment”) and Amendment No. 8 to Master Repurchase Agreement (the “MRA Amendment” and together with the PSL Amendment, the “Amendments”) with Nomura Corporate Funding Americas, LLC (“Nomura”) relating to the Subsidiary’s financing facility with Nomura, which amended, respectively, the Pricing Side Letter and the Master Repurchase Agreement, both dated December 6, 2018, among the Company, the Subsidiary, and Nomura. Pursuant to the Amendments, interest will accrue on any transactions currently financed under the Master Repurchase Agreement at a rate based on Term SOFR (which is defined as the forward-looking term rate based on the Secured Overnight Financing Rate for a corresponding tenor of one or three months) plus an additional spread. Previously, interest accrued at a rate based on one-month or three-month LIBOR. In addition, pursuant to the PSL Amendment, the financing facility with Nomura was extended to October 5, 2022.

A copy of the Amendments are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. In accordance with item 601(b)(10) of Regulation S-K, certain private or confidential items have been redacted from the filed copy of the PSL Amendment.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description

Exhibit 10.1*	Amendment No. 7 to Pricing Side Letter among Angel Oak Mortgage, Inc., Angel Oak Mortgage Fund TRS, and Nomura Corporate Funding Americas, LLC, dated August 8, 2022

Exhibit 10.2	Amendment No. 8 to Master Repurchase Agreement among Angel Oak Mortgage, Inc., Angel Oak Mortgage Fund TRS, and Nomura Corporate Funding Americas, LLC, dated August 8, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	ANGEL OAK MORTGAGE, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer